Filed pursuant to Rule 497(e)

Registration No. 033-48907

BMO FUNDS, INC.

SUPPLEMENT DATED JULY 15, 2020 TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 27, 2019, AS SUPPLEMENTED

Election of Directors

At a special meeting of shareholders held on July 10, 2020, shareholders of each series of BMO Funds, Inc. (the “Corporation”) approved the election of eight directors to the Corporation’s Board of Directors.

The Board currently consists of seven members, of whom Ridge A. Braunschweig, Ben Cutler, John A. Lubs, Vincent P. Lyles, and Barbara J. Pope are Independent Directors and John M. Blaser and Daniela O’Leary-Gill are Interested Directors. Effective August 31, 2020, Mr. Cutler will retire from the Board, and Marie-Renée Bakker and Teresa V. Jankovic will join the Board as Independent Directors effective September 1, 2020.

Thank you for your investment in the BMO Funds. Please contact BMO Funds U.S. Services at 1-800-236-FUND for additional information.

Please retain this Supplement with your Statement of Additional Information for future reference.